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                                                                  EXHIBIT (h)(1)




                  EATON VANCE NEW JERSEY MUNICIPAL INCOME TRUST

                         1,520 AUCTION PREFERRED SHARES


                             UNDERWRITING AGREEMENT

                                             March 1, 1999

PAINEWEBBER INCORPORATED
PRUDENTIAL SECURITIES INCORPORATED
SALOMON SMITH BARNEY INC.
A.G. EDWARDS & SONS, INC.
c/o PaineWebber Incorporated
1285 Avenue of the Americas
New York, New York 10019

Ladies and Gentlemen:

                  Eaton Vance New Jersey Municipal Income Trust, a Massachusetts business trust (the "Trust"), proposes to issue and sell to the underwriters named in Schedule 1 hereto (the "Underwriters"), an aggregate of 1,520 preferred shares of beneficial interest, par value $0.01 per share, designated Auction Preferred Shares of the Trust, with a liquidation preference of $25,000 per share (the "APS").

                  Eaton Vance Management, a Massachusetts business trust ("Eaton Vance" or the "Investment Adviser"), will act as the Trust's investment adviser pursuant to an Investment Advisory Agreement by and between the Trust and the Investment Adviser, dated as of December 21, 1998 (the "Investment Advisory Agreement"). The Trust has engaged Eaton Vance to act as its administrator pursuant to an Administration Agreement, dated as of December 21, 1998. Investors Bank & Trust Company ("IBT") will act as the custodian (the "Custodian") of the Trust's cash and portfolio assets pursuant to a Custody Agreement, effective as of December 21, 1998 (the "Custody Agreement"). First Data Investor Services Group will act as the Trust's transfer agent and dividend disbursing agent (the "Transfer Agent") pursuant to a transfer agency agreement, dated as of December 21, 1998 (the "Transfer Agency Agreement"). Banker's Trust Corporation will act as the Trust's auction agent (the "Auction Agent") pursuant to an Auction Agency Agreement, dated as of March 4, 1999 (the "Auction


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Agency Agreement"). The Trust has entered into a Letter Agreement, dated as of
March 4, 1999 with the Depository Trust Company (the "DTC Agreement"). In addition, Eaton Vance has retained PaineWebber Incorporated, which is also one of the Underwriters, to serve as the Trust's Shareholder Servicing Agent pursuant to a shareholder servicing agreement (the "Shareholder Servicing Agreement"), dated as of January 29, 1999.

                  The Trust and the Investment Adviser each hereby confirms as follows their agreements with the Underwriters.

                  1.  Sale and Purchase; Compensation

                           (a) The Trust will issue and sell to each
Underwriter, and each Underwriter will purchase from the Trust, the number APS set forth opposite such Underwriter's name in Schedule 1 hereto, at the purchase price per share of $24,750.

                           (b) The obligations of the Underwriters under this
Underwriting Agreement are several and not joint and are undertaken on the basis of the representations and are subject to the conditions set forth in this Underwriting Agreement.

                  2. Payment and Delivery. Delivery by the Trust of the APS (the "APS Closing") to the Underwriters against payment of the purchase price by wire transfer of Federal Funds or similar same day funds to the Trust for the APS, will take place at the offices of PaineWebber Incorporated (the "Managing Representative"), 1285 Avenue of the Americas, New York, New York or such other location as is agreed upon by the parties hereto, or through the facilities of the Depository Trust Company or another mutually agreeable facility, at 9:00 a.m., New York City time, on the third business day following the date of this Underwriting Agreement, or at such time on such other date, not later than ten business days after the date of this Underwriting Agreement, as may be agreed upon by the Trust and the Managing Representative (the "APS Closing Date").

                  A certificate in definitive form representing the APS to be purchased by the Underwriters registered in the name of Cede & Co., as nominee for the Depository Trust Company, shall be delivered by or on behalf of the Trust to DTC for the account of the Underwriters.

                  3. Registration Statement and Prospectus; Public Offering. The Trust has filed with the Securities and Exchange Commission (the "Commission"), pursuant to the Securities Act of 1933, as amended (the "Securities Act"), the Investment


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Company Act of 1940, as amended (the "Investment Company Act"), and the published rules and regulations adopted by the Commission under the Securities Act (the "Securities Act Rules") and the Investment Company Act (the "Investment Company Act Rules"), a Notification of Registration on Form N-8A (the "Notification") pursuant to Section 8 of the Investment Company Act and a registration statement on Form N-2 (File Nos. 333-72039 and 811-09141) relating to the APS (the "registration statement"), including a preliminary prospectus (including any preliminary statement of additional information), and such amendments to such registration statement as may have been required to the date of this Underwriting Agreement. The preliminary prospectus (including any preliminary statement of additional information) is to be used in connection with the offering and sale of the APS. The term "Preliminary Prospectus" as used herein means any preliminary prospectus (including any preliminary statement of additional information) included at any time as a part of the registration statement and any preliminary prospectus (including any preliminary statement of additional information) omitted therefrom pursuant to the Securities Act Rules.

                  The Trust has furnished the Managing Representative copies of such registration statement, each amendment to such registration statement filed by the Trust with the Commission and the Preliminary Prospectus filed by the Trust with the Commission or used by the Trust. If the registration statement has not become effective, a further amendment (the "Final Amendment") to such registration statement, including the forms of final prospectus (including any final statement of additional information), necessary to permit such registration statement to become effective will promptly be filed by the Trust with the Commission. If such registration statement has become effective and any prospectus (including any statement of additional information) contained therein omits certain information at the time of effectiveness pursuant to Rule 430A of the Securities Act Rules, a final prospectus (the "Rule 430A Prospectus") containing such omitted information will be filed by the Trust with the Commission in accordance with Rule 497(h) of the Securities Act Rules. The registration statement as amended at the time it becomes or became effective (the "Effective Date"), including financial statements and all exhibits, and any information deemed to be included by Rule 430A, is called the "Registration Statement." The term "Prospectus" means the prospectus (including any statement of additional information) in the form in which it is first filed with the Commission pursuant to Rule 497(b), (h) or (j) of the Securities Act Rules, as the case may be.

                  The Trust and the Investment Adviser understand that the Underwriters propose to make a public offering of the APS, as described in the Prospectus, as soon after the Effective Date (or, if later, after the date this Underwriting Agreement is


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signed) as the Managing Representative deems advisable. The Trust confirms that the Underwriters and dealers have been authorized to distribute the Preliminary Prospectus relating to the APS included in the initial filing of the registration statement and are authorized to distribute the Prospectus and any amendments or supplements thereto.

                  4.  Representations.

                           (a) Each of the Trust and the Investment Adviser
jointly and severally represents to each Underwriter as follows:

                                    (i) On (A) the Effective Date and the date
         on which the Prospectus is first filed with the Commission pursuant to Rule 497(b), (h) or (j) of the Securities Act Rules, as the case may be, (B) the date on which any post-effective amendment to the Registration Statement (except any post-effective amendment which is filed with the Commission after the later of (x) one year from the date of this Underwriting Agreement or (y) the date on which the distribution of the APS is completed) became or becomes effective or any amendment or supplement to the Prospectus was or is filed with the Commission and (C) the APS Closing Date, the Registration Statement, the Prospectus and any such amendment or supplement thereto and the Notification complied or will comply in all material respects with the requirements of the Securities Act, the Investment Company Act, the Securities Act Rules and the Investment Company Act Rules, as the case may be. On the Effective Date and on the date that any post-effective amendment to the Registration Statement (except any post-effective amendment which is filed with the Commission after the later of (x) one year from the date of this Underwriting Agreement or (y) the date on which the distribution of the APS is completed) became or becomes effective, neither the Registration Statement nor any such amendment did or will contain any untrue statement of a material fact or omit to state a material fact required to be stated in it or necessary to make the statements in it not misleading. At the Effective Date and, if applicable, the date the Prospectus or any amendment or supplement to the Prospectus was or is filed with the Commission and at the APS Closing Date, the Prospectus did not or will not, as the case may be, contain any untrue statement of a material fact or omit to state a material fact required to be stated in it or necessary to make the statements in it, in light of the circumstances under which they were made, not misleading. The foregoing representa-


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         tions in this Section 4(a)(i) do not apply to statements or omissions relating to the Underwriters made in reliance on and in conformity with information furnished in writing to the Trust by the Underwriters expressly for use in the Registration Statement, the Prospectus, or any amendments or supplements thereto, as described in Section 7(f) hereof.

                                    (ii) The Trust has been duly formed and is
         validly existing as a business trust under the laws of The Commonwealth of Massachusetts; the Agreement and Declaration of Trust of the Trust, as amended through the date hereof (the "Declaration of Trust"), and the Amended Bylaws of the Trust, adopted in connection with the issuance of the APS and as amended through the date hereof (the "Amended Bylaws"), confer upon the Trust full power and authority to conduct all the activities conducted by it, to own or lease all assets owned or leased by it and to conduct its business as described in the Registration Statement and Prospectus; the Trust is duly licensed and qualified to do business and in good standing in each jurisdiction in which its ownership or leasing of property or its conducting of business requires such qualification, except where the failure to be so qualified or be in good standing would not have a material adverse effect on the Trust; and the Trust owns, possesses or has obtained and currently maintains all governmental licenses, permits, consents, orders, approvals and other authorizations, whether foreign or domestic, necessary to carry on its business as contemplated in the Prospectus. The Trust has no subsidiaries.

                                    (iii) The capitalization of the Trust is as
         set forth in the Registration Statement and the Prospectus. The common shares of beneficial interest of the Trust, par value $.01 per share (the "Common Shares"), and the APS conform in all material respects to the description of them in the Prospectus. All the outstanding Common Shares have been duly authorized and are validly issued, fully paid and nonassessable (except as described in the Registration Statement). The APS to be issued and delivered to and paid for by the Underwriters in accordance with this Underwriting Agreement against payment therefor as provided by this Underwriting Agreement have been duly authorized and when issued and delivered to the Underwriters will have been validly issued and will be fully paid and nonassessable (except as described in the Registration Statement). No person is entitled to any


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         preemptive or other similar rights in connection with the issuance of the APS.

                                    (iv) The Trust is duly registered with the
         Commission under the Investment Company Act as a non-diversified, closed-end management investment company, and, subject to the filing of the Final Amendment, if not already filed, all action under the Securities Act, the Investment Company Act, the Securities Act Rules and the Investment Company Act Rules, as the case may be, necessary to make the public offering and consummate the sale of the APS as provided in this Underwriting Agreement has or will have been taken by the Trust.

                                    (v) The Trust has full power and authority
         to enter into each of this Underwriting Agreement, the Investment Advisory Agreement, the Administration Agreement, the Custody Agreement, the Transfer Agency Agreement, the Auction Agency Agreement and the DTC Agreement (collectively, the "Trust Agreements") and to perform all of the terms and provisions hereof and thereof to be carried out by it and (A) each Trust Agreement has been duly and validly authorized, executed and delivered by or on behalf of the Trust, (B) each Trust Agreement does not violate in any material respect any of the applicable provisions of the Investment Company Act, the Investment Advisers Act of 1940 (the "Advisers Act"), the Investment Company Act Rules and the rules and regulations adopted by the Commission under the Advisers Act (the "Advisers Act Rules"), as the case may be, and (C) assuming due authorization, execution and delivery by the other parties thereto, each Trust Agreement constitutes the legal, valid and binding obligation of the Trust enforceable in accordance with its terms, (1) subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law) and
         (2) except as rights to indemnity thereunder may be limited by federal or state securities laws.

                                    (vi) None of (A) the execution and delivery
         by the Trust of the Trust Agreements, (B) the issue and sale by the Trust of the APS as contemplated by this Underwriting Agreement and (C) the performance by the Trust of its obligations under any of the Trust


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         Agreements or consummation by the Trust of the other transactions contemplated by the Trust Agreements conflicts with or will conflict with, or results or will result in a breach of, the Agreement and Declaration of Trust of the Trust, dated as of December 10, 1998 (the "Declaration of Trust") or the Bylaws of the Trust, as amended through the date hereof, establishing the powers, preferences and rights of the APS (the "Amended Bylaws") or any agreement or instrument to which the Trust is a party or by which the Trust is bound, or any law, rule or regulation, or order of any court, governmental instrumentality, securities exchange or association or arbitrator, whether foreign or domestic, applicable to the Trust, other than state securities or "blue sky" laws applicable in connection with the purchase and distribution of the APS by the Underwriters pursuant to this Underwriting Agreement.

                                    (vii) The Trust is not currently in breach
         of, or in default under, any written agreement or instrument to which it is a party or by which it or its property is bound or affected.

                                    (viii) No person has any right to the
         registration of any securities of the Trust because of the filing of the registration statement.

                                    (ix) No consent, approval, authorization or
         order of any court or governmental agency or body or securities exchange or association, whether foreign or domestic, is required by the Trust for the consummation by the Trust of the transactions to be performed by the Trust or the performance by the Trust of all the terms and provisions to be performed by or on behalf of it in each case as contemplated in the Trust Agreements, except such as (A) have been obtained under the Securities Act, the Investment Company Act, the Advisers Act, the Securities Act Rules, the Investment Company Act Rules, and the Advisers Act Rules, and (B) may be required by the New York Stock Exchange or under state securities or "blue sky" laws, in connection with the purchase and distribution of the APS by the Underwriters pursuant to this Underwriting Agreement.

                                    (x) Deloitte & Touche LLP, whose report
         appears in the Prospectus, are independent public accountants with respect to the


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         Trust as required by the Securities Act, the Investment Company Act, the Securities Act Rules and the Investment Company Act Rules.

                                    (xi) The financial statements included in
         the Registration Statement and the Prospectus present fairly in all material respects, in accordance with generally accepted accounting principles in the United States applied on a consistent basis, the financial condition of the Trust at the dates and for the periods indicated.

                                    (xii) The Trust will maintain a system of
         internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management's general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with existing assets through an asset reconciliation procedure or otherwise at reasonable intervals and appropriate action is taken with respect to any differences.

                                    (xiii) Other than as set forth in the
         Prospectus, subsequent to the date of the unaudited financial statements in the Registration Statement and Prospectus, (A) the Trust has not incurred any liabilities or obligations, direct or contingent (whether or not in the ordinary course of business), or entered into any transactions, not in the ordinary course of business, that are material to the Trust, (B) there has not been any material change in the Common Shares or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Trust, that might materially and adversely affect the property or assets thereof, (C) there has been no dividend or distribution paid or declared in respect of any class of the Trust's shares of beneficial interest, and (D) the Trust has not incurred any debt or issued any senior security;

                                    (xiv) There is no action, suit or proceeding
         before or by any court, commission, regulatory body, administrative agency or other governmental agency or body, foreign or domestic, now pending,


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         or, to the knowledge of the Trust, threatened against or affecting the
         Trust, which (A) might result in any material adverse change in the condition, financial or otherwise, business affairs or business prospects of the Trust or might materially adversely affect the properties or assets of the Trust or (B) is of a character required to be described in the Registration Statement or the Prospectus; and there are no contracts, franchises or other documents that are of a character required to be described in, or that are required to be filed as exhibits to, the Registration Statement that have not been described or filed as required.

                                    (xv) The Trust intends to direct the
         investment of the proceeds of the offering of the APS in such a manner as to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

                                    (xvi) The Common Shares are listed on the
         New York Stock Exchange.

                                    (xvii) The APS have been, or prior to the
         APS Closing Date will be, assigned a rating of "AAA" by Standard & Poor's Ratings Group ("Standard & Poor's").

                                    (xviii) All advertisements and other sales
         literature (collectively, "sales materials") authorized in writing or prepared by the Trust for use in connection with the public offering of the APS complied and comply with the requirements of the Securities Act, the Securities Act Rules and the rules and interpretations of the NASD and no such sales materials contained or contain any untrue statement of a material fact or omitted or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading in light of the circumstances in which they were made, including the Securities Act and the Securities Act Rules.

                           (b) The Investment Adviser represents to each
Underwriter as follows:

                                    (i) The Investment Adviser has been duly
         formed, is validly existing as a business trust under the laws of The Commonwealth of Massachusetts with full power and authority to conduct all of


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         the activities conducted by it, to own or lease all of the assets owned or leased by it and to conduct its business as described in the Registration Statement and Prospectus, and the Investment Adviser is duly licensed and qualified to do business and in good standing in each jurisdiction in which it is required to be so qualified, except to the extent that failure to be so qualified or be in good standing would not have a material adverse affect on the Investment Adviser; and the Investment Adviser owns, possesses or has obtained and currently maintains all governmental licenses, permits, consents, orders, approvals and other authorizations, whether foreign or domestic, necessary to carry on its business as contemplated in the Registration Statement and the Prospectus.

                                    (ii) The Investment Adviser is (A) duly
         registered as an investment adviser under the Advisers Act and (B) not prohibited by the Advisers Act, the Investment Company Act, the Advisers Act Rules or the Investment Company Act Rules from acting as the investment adviser for the Trust as contemplated by the Investment Advisory Agreement, the Registration Statement and the Prospectus.

                                    (iii) The Investment Adviser has full power
         and authority to enter into each of this Underwriting Agreement, the Investment Advisory Agreement, the Administration Agreement and the Shareholder Servicing Agreement (collectively, this Underwriting Agreement, the Investment Advisory Agreement, the Administration Agreement and the Shareholder Servicing Agreement being referred to as the "Investment Adviser Agreements") and to carry out all the terms and provisions hereof and thereof to be carried out by it; and each Investment Adviser Agreement has been duly and validly authorized, executed and delivered by the Investment Adviser; none of the Investment Adviser Agreements violate in any material respect any of the applicable provisions of the Investment Company Act, the Advisers Act, the Investment Company Act Rules and the Advisers Act Rules; and assuming due authorization, execution and delivery by the other parties thereto, each Investment Adviser Agreement constitutes a legal, valid and binding obligation of the Investment Adviser, enforceable in accordance with its terms, (1) subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law) and
         (2) except


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         as rights to indemnity thereunder may be limited by federal or state securities laws.

                                    (iv) Neither (A) the execution and delivery
         by the Investment Adviser of any Investment Adviser Agreement by the Investment Adviser nor (B) the consummation by the Investment Adviser of the transactions contemplated by, or the performance of its obligations under any Investment Adviser Agreement conflicts or will conflict with, or results or will result in a breach of, the Agreement and Declaration of Trust or Bylaws of the Investment Adviser or any agreement or instrument to which the Investment Adviser is a party or by which the Investment Adviser is bound, or any law, rule or regulation, or order of any court, governmental instrumentality, securities exchange or association or arbitrator, whether foreign or domestic, applicable to the Investment Adviser.

                                    (v) No consent, approval, authorization or
         order of any court, governmental agency or body or securities exchange or association, whether foreign or domestic, is required for the consummation of the transactions contemplated in, or the performance by the Investment Adviser of its obligations under, any Investment Adviser Agreement, as the case may be, except such as (A) have been obtained under the Investment Company Act, the Advisers Act, the Securities Act, the Investment Company Act Rules, the Advisers Act Rules and the Securities Act Rules, and (B) may be required under state securities or "blue sky" laws, in connection with the purchase and distribution of the APS by the Underwriters pursuant to this Underwriting Agreement.

                                    (vi) The description of the Investment
         Adviser and its business, and the statements attributable to the Investment Adviser, in the Registration Statement and the Prospectus complies with the requirements of the Securities Act, the Investment Company Act, the Securities Act Rules and the Investment Company Act Rules and do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading.

                                    (vii) There is no action, suit or proceeding
         before or by any court, commission, regulatory body, administrative agency or


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         other governmental agency or body, foreign or domestic, now pending or, to the knowledge of the Investment Adviser, threatened against or affecting the Investment Adviser of a nature required to be disclosed in the Registration Statement or Prospectus or that might reasonably be expected to result in any material adverse change in the condition, financial or otherwise, business affairs or business prospects of the Investment Adviser or the ability of the Investment Adviser to fulfill its respective obligations under any Investment Adviser Agreement.

                                    (viii) In the event that the Trust or the
         Investment Adviser makes available any promotional materials (other than the sales materials) intended for use only by qualified broker-dealers and registered representatives thereof by means of an Internet web site or similar electronic means, the Investment Adviser will install and maintain pre-qualification and password-protection or similar procedures which will effectively prohibit access to such promotional materials by persons other than qualified broker-dealers and registered representatives thereof.

                  5. Agreements of the Parties.

                           (a) If the registration statement relating to the APS
has not yet become effective, the Trust will promptly file the Final Amendment, if not previously filed, with the Commission, and will use its best efforts to cause such registration statement to become effective and, as soon as the Trust is advised, will advise the Representative when the Registration Statement or any amendment thereto has become effective. If the Registration Statement has become effective and the Prospectus contained therein omits certain information at the time of effectiveness pursuant to Rule 430A of the Securities Act Rules, the Trust will file a 430A Prospectus pursuant to Rule 497(h) of the Securities Act Rules as promptly as practicable, but no later than the second business day following the earlier of the date of the determination of the offering price of the APS or the date the Prospectus is first used after the Effective Date. If the Registration Statement has become effective and the Prospectus contained therein does not so omit such information, the Trust will file a Prospectus pursuant to Rule 497(b) or (j) of the Securities Act Rules as promptly as practicable, but no later than the fifth business day following the date of the later of the Effective Date or the commencement of the public offering of the APS after the Effective Date. In either case, the Trust will provide the Managing Representative satisfactory evidence of the filing. The Trust will not file with the Commission any Prospectus or any other amendment (except any post-


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effective amendment which is filed with the Commission after the later of (x)
one year from the date of this Underwriting Agreement or (y) the date on which distribution of the APS is completed) or supplement to the Registration Statement or the Prospectus unless a copy has first been submitted to the Managing Representative a reasonable time before its filing and the Managing Representative has not objected to it in writing within a reasonable time after receiving the copy.

                           (b) For the period of three years from the date
hereof, the Trust will advise the Managing Representative promptly (1) of the issuance by the Commission of any order in respect of the Trust or the Investment Adviser which relates to the Trust, or which relates to any material arrangements or proposed material arrangements involving the Trust or the Investment Adviser, (2) of the initiation or threatening of any proceedings for, or receipt by the Trust of any notice with respect to, the suspension of the qualification of the APS for sale in any jurisdiction or the issuance of any order by the Commission suspending the effectiveness of the Registration Statement, (3) of receipt by the Trust, or any representative or attorney of the Trust, of any other communication from the Commission relating in any material way to the Trust, the Registration Statement, the Notification, any Preliminary Prospectus, the Prospectus or to the transactions contemplated by this Underwriting Agreement and (4) the issuance by any court, regulatory body, administrative agency or other governmental agency or body, whether foreign or domestic, of any order, ruling or decree, or the threat to initiate any proceedings with respect thereto, regarding the Trust, which relates in any material way to the Trust or any material arrangements or proposed material arrangements involving the Trust. The Trust will make every reasonable effort to prevent the issuance of any order suspending the effectiveness of the Registration Statement and, if any such order is issued, to obtain its lifting as soon as possible.

                           (c) If not delivered prior to the date of this
Underwriting Agreement, the Trust will deliver to the Managing Representative, without charge, a signed copy of the registration statement and the Notification and of any amendments (except any post-effective amendment which is filed with the Commission after the later of (x) one year from the date of this Underwriting Agreement or (y) the date on which the distribution of the APS is completed) to either the Registration Statement or the Notification (including all exhibits filed with any such document) and as many conformed copies of the registration statement and any amendments thereto (except any post-effective amendment which is filed with the Commission after the later of (x) one year from the date of this Underwriting Agreement or (y) the date on which the distribution of the APS is completed) (excluding exhibits) as the Managing Representative may reasonably request.



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                           (d) During such period as a prospectus is required by
law to be delivered by an underwriter or a dealer, the Trust will deliver, without charge, to the Underwriters and any dealers, at such office or offices as the Underwriters may designate, as many copies of the Prospectus as the Underwriters may reasonably request, and, if any event occurs during such period as a result of which it is necessary to amend or supplement the Prospectus, in order to make the statements therein, in light of the circumstances existing when such Prospectus is delivered to a purchaser of APS, not misleading in any material respect, or if during such period it is necessary to amend or supplement the Prospectus to comply with the Securities Act, the Investment Company Act, the Securities Act Rules or the Investment Company Act Rules, the Trust promptly will prepare, submit to the Managing Representative, file with the Commission and deliver, without charge, to the Underwriters and to dealers (whose names and addresses the Managing Representative will furnish to the Trust) to whom APS may have been sold by the Underwriters, and to other dealers on request, amendments or supplements to the Prospectus so that the statements in such Prospectus, as so amended or supplemented, will not, in light of the circumstances existing when such Prospectus is delivered to a purchaser, be misleading in any material respect and will comply with the Securities Act, the Investment Company Act, the Securities Act Rules and the Investment Company Act Rules. Delivery by the Underwriters of any such amendments or supplements to the Prospectus will not constitute a waiver of any of the conditions in Section 6 hereof.

                           (e) The Trust will make generally available to
holders of the Trust's securities, as soon as practicable but in no event later than the last day of the 18th full calendar month following the calendar quarter in which the Effective Date falls, an earnings statement, if applicable, satisfying the provisions of Section 11(a) of the Securities Act and, at the option of the Trust, Rule 158 of the Securities Act Rules.

                           (f) The Trust will take such actions as the Managing
Representative reasonably requests in order to qualify the APS for offer and sale under the securities or "blue sky" laws of such jurisdictions as the Underwriters reasonably designate; provided that the Trust shall not be required in connection therewith or as a condition thereof to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction.

                           (g) The Trust will pay or cause to be paid the
following: (i) the fees, disbursements and expenses of the Trust's counsel and accountants in connection with the registration of the APS and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary

Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or reproducing this Underwriting Agreement and any other documents in connection with the offering, purchase, sale and delivery of the APS (including advertising expenses of the Underwriters, if any); (iii) the cost of preparing share certificates; (iv) the expenses (including, but not limited to, travel, hotels and other accommodations) incurred by the Trust's or the Investment Adviser's directors, officers, employees and other personnel in connection with meetings held with registered brokers in connection with the offering of the APS, the preparing to market and the marketing of the APS; (v) any fees charged by securities rating services for rating the APS; (vi) the fees and expenses of the Depository Trust Company and its nominee, the Custodian and the Auction Agent; and (vii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for. It is understood, however, that, except as provided in this
Section 5 and Section 7 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel and stock transfer taxes, if any, on resale of any of the APS by them, except any advertising expenses connected with any offers they may make.

                           (h) If the transactions contemplated by this
Underwriting Agreement are not consummated, except as otherwise provided herein, no party will be under any liability to any other party, except that (1) if this Underwriting Agreement is terminated by (x) the Trust or the Investment Adviser pursuant to any of the provisions hereof (otherwise than pursuant to Section 8 hereof) or (y) by the Underwriters because of any inability, failure or refusal on the part of the Trust or the Investment Adviser to comply with any material terms or because any of the conditions in Section 6 are not satisfied, Eaton Vance or an affiliate and the Trust, jointly and severally, will reimburse the Underwriters for all out-of-pocket expenses (including the reasonable fees, disbursements and other charges of their counsel) reasonably incurred by them in connection with the proposed purchase and sale of the APS and (2) no Underwriter who has failed or refused to purchase the APS agreed to be purchased by it under this Underwriting Agreement, in breach of its obligations pursuant to this Underwriting Agreement, will be relieved of liability to the Trust and the Investment Adviser and the other Underwriters for damages occasioned by its default.

                           (i) Without the prior written consent of the Managing
Representative, the Trust will not offer, sell or register with the Commission, or announce an offering of, any equity securities of the Trust, within 180 days after the Effective Date, except for the APS as described in the Prospectus and any issuances of Common Shares pursuant to the dividend reinvestment plan established by the Trust.

                           (j) The Trust will direct the investment of the net
proceeds of the offering of the APS in such a manner as to comply with the investment objective and policies of the Trust as described in the Prospectus.

                           (k) No later than the APS Closing Date, the
Underwriters will provide, and will cause any selling group member to whom they have sold APS to provide, the Auction Agent with a list of the record names of the persons to whom they have sold APS, the number of APS sold to each such person, and the number of APS they are holding as of the APS Closing Date; provided that in lieu of thereof, an Underwriter may provide the Auction Agent with a list indicating itself as the sole holder of all the APS sold by such Underwriter.

                  6. Conditions of the Underwriters' Obligations. The obligations of the Underwriters to purchase the APS are subject to the accuracy on the date of this Underwriting Agreement, and on the APS Closing Date, of the representations of the Trust and the Investment Adviser in this Underwriting Agreement, to the accuracy and completeness of all statements made by the Trust or the Investment Adviser or any of their respective officers in any certificate delivered to the Managing Representative or its counsel pursuant to this Underwriting Agreement, to performance by the Trust and the Investment Adviser of their respective obligations under this Underwriting Agreement and to each of the following additional conditions:

                           (a) The registration statement must have become
effective by 5:30 p.m., New York City time, on the date of this Underwriting Agreement or such later date and time as the Managing Representative consents to in writing. The Prospectus must have been filed in accordance with Rule 497(b),
(h) or (j), as the case may be, of the Securities Act Rules.

                           (b) No order suspending the effectiveness of the
Registration Statement may be in effect and no proceedings for such purpose may be pending before or, to the knowledge of counsel to the Underwriters, threatened by the Commission, and any requests for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) must be complied with or waived to the reasonable satisfaction of the Managing Representative.

                           (c) Since the dates as of which information is given
in the Registration Statement and the Prospectus, (1) there must not have been any material change in the Common Shares, the APS or the liabilities of the Trust except as set forth in or contemplated by the Prospectus; (2) there must not have been any material adverse change in the general affairs, prospects, management, business, financial condition or results of operations of the Trust or the Investment Adviser whether or not arising from transactions in the ordinary course of business as set forth in or contemplated by the Prospectus; (3) the Trust must not have sustained any material loss or interference with its business from any court or from legislative or other governmental action, order or decree, whether foreign or domestic, or from any other occurrence not described in the Registration Statement and Prospectus; and (4) there must not have occurred any event that makes untrue or incorrect in any material respect any statement or information contained in the Registration Statement or Prospectus or that is not reflected in the Registration Statement or Prospectus but should be reflected therein in order to make the statements or information therein (in the case of the Prospectus, in light of the circumstances in which they were made) not misleading in any material respect; if, in the judgment of the Managing Representative, any such development referred to in clause (1), (2), (3) or (4) of this paragraph (c) makes it impracticable or inadvisable to consummate the sale and delivery of the APS pursuant to this Underwriting Agreement by the Underwriters, at the initial public offering price of the APS.

                           (d) The Managing Representative must have received on
the APS Closing Date a certificate, dated such date, of the President or a Vice-President and the chief financial or accounting officer of each of the Trust and the Investment Adviser certifying that (1) the signers have carefully examined the Registration Statement, the Prospectus, and this Underwriting Agreement, (2) the representations of the Trust (with respect to the certificates from such Trust officers) and the representations of the Investment Adviser (with respect to the certificates from such officers of the Investment Adviser) in this Underwriting Agreement are accurate on and as of the date of the certificate, (3) there has not been any material adverse change in the general affairs, prospects, management, business, financial condition or results of operations of the Trust (with respect to the certificates from such Trust officers) or the Investment Adviser (with respect to the certificates from such officers of the Investment Adviser), which change would materially and adversely affect the ability of the Trust or the Investment Adviser, as the case may be, to fulfill its obligations under this Underwriting Agreement or the Investment Advisory Agreement, whether or not arising from transactions in the ordinary course of business, (4) with respect to the Trust only, to the knowledge of such officers after reasonable investigation, no order suspending the effectiveness of the Registration Statement, prohibiting the sale of any of the APS or otherwise having a material adverse effect on the Trust has been issued and no proceedings for any such purpose are pending before or threatened by the Commission or any other regulatory body, whether foreign or domestic, (5) to the knowledge of the officers of the Investment Adviser, after reasonable investigation, no order having a material adverse effect on the ability of the Investment Adviser to fulfill its obligations under this Underwriting Agreement or the Investment Advisory Agreement, as the case may be, has been issued and no proceedings for any such purpose are pending before or threatened by the Commission or any other regulatory body, whether foreign or domestic, and (6) each of the Trust (with respect to the certificates from such Trust officers) and the Investment Adviser (with respect to the certificates from such officers of the Investment Adviser) has performed all of its respective agreements that this Underwriting Agreement requires it to perform by the APS Closing Date (to the extent not waived in writing by the Managing Representative).

                           (e) The Underwriters must receive on the APS Closing
Date the opinions dated such date substantially in the form of Annexes A, B and C to this Underwriting Agreement from the counsel identified in each such Annex.

                           (f) The Underwriters must receive on the APS Closing
Date from Skadden, Arps, Slate, Meagher & Flom LLP and its affiliated entities, their counsel, an opinion dated such date with respect to the Trust, the APS, the Registration Statement and the Prospectus, this Underwriting Agreement and the proceedings taken in connection with the sale and delivery of the APS. Such opinion and proceedings shall fulfill the requirements of this Section 6(f) only if such opinion and proceedings are satisfactory in all respects to the Managing Representative. The Trust and the Investment Adviser must have furnished to such counsel such documents as counsel may reasonably request for the purpose of enabling them to render such opinion.

                           (g) The Underwriters must receive on the date this
Underwriting Agreement is signed and delivered by the Underwriters a signed letter, dated such date, substantially in the form of Annex D to this Underwriting Agreement from the firm of accountants designated in such Annex. The Underwriters also must receive on the APS Closing Date a signed letter from such accountants, dated as of such date, confirming on the basis of a review in accordance with the procedures set forth in their earlier letter that nothing has come to their attention during the period from a date not more than five business days before the date of this Underwriting Agreement, specified in the letter, to a date not more than five business days before such date, that would require any change in their letter referred to in the foregoing sentence.

                           (h) The APS shall have been accorded a rating of
"AAA" by Standard & Poor's and a letter to such effect, dated the APS Closing Date, shall have been delivered to the Managing Representative.

                           (i) As of the APS Closing Date and assuming the
receipt of the net proceeds from the sale of the APS, the 1940 Act Asset Coverage and the APS Basic Maintenance Amount (each as defined in the Prospectus) each will be met.

                           All opinions, letters, evidence and certificates
mentioned above or elsewhere in this Underwriting Agreement will comply only if they are in form and scope reasonably satisfactory to counsel for the Underwriters, provided that any such documents, forms of which are annexed hereto, shall be deemed satisfactory to such counsel if substantially in such form.

                  7.  Indemnification and Contribution.

                           (a) Each of the Trust and the Investment Adviser,
jointly and severally, will indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of such Underwriter and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act from and against any and all losses, claims, liabilities, expenses and damages (including, but not limited to, any and all investigative, legal and other expenses reasonably incurred in connection with, and any and all amounts paid in settlement of, any action, suit or proceeding between any of the indemnified parties and any indemnifying parties or between any indemnified party and any third party, or otherwise, or any claim asserted), to which such Underwriter or any such person, or any of them, may become subject under the Securities Act, the Exchange Act, the Investment Company Act, the Advisers Act or other federal or state statutory law or regulation, at common law or otherwise, whether foreign or domestic, insofar as such losses, claims, liabilities, expenses or damages arise out of or are based on (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Preliminary Prospectus, the Prospectus, the sales materials, or any amendment or supplement to the Registration Statement, the Preliminary Prospectus, the Prospectus, the sales materials or in any documents filed under the Exchange Act and deemed to be incorporated by reference into the Registration Statement, the Preliminary Prospectus, the Prospectus, or in any application or other document executed by or on behalf of the Trust or based on written information furnished by or on behalf of the Trust filed in any jurisdiction in order to qualify the APS under the securities laws thereof or filed with the Commission, (ii) the omission or alleged omission to state, in any or all such documents, a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any act or failure to act or any alleged act or failure to act by such Underwriter in connection with, or relating in any manner to, the APS or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, liability, expense or damage arising out of or based upon matters covered by clause (i) or (ii) above (provided, however, that neither the Trust nor the Investment Adviser shall be liable under this clause (iii) to the extent it is finally judicially determined by a court of competent jurisdiction that such loss, claim, liability, expense or damage resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence, bad faith or willful misconduct); provided that neither the Trust nor the Investment Adviser will be liable to the extent that such losses, claims, liabilities, expenses or damages are based on an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Trust by such Underwriter expressly for inclusion in the Registration Statement, the Preliminary Prospectus or the Prospectus. This indemnity agreement will be in addition to any liability that the Trust or the Investment Adviser might otherwise have.

                           (b) Each Underwriter will indemnify and hold harmless
the Trust and the Investment Adviser, each person, if any, who controls the Trust or the Investment Adviser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each trustee of the Trust and each officer of the Trust who signs the Registration Statement to the same extent as the foregoing indemnity from the Trust or the Investment Adviser to the Underwriter, but only insofar as losses, claims, liabilities, expenses or damages arise out of or are based on any untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to such Underwriter furnished in writing to the Trust by such Underwriter expressly for use in the Registration Statement, the Preliminary Prospectus or Prospectus. This indemnity will be in addition to any liability that such Underwriter might otherwise have; provided, however, that in no case shall such Underwriter be liable or responsible for any amount in excess of the fees and commissions received by the Underwriter.

                           (c) Any party that proposes to assert the right to be
indemnified under this Section 7 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 7, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission to so notify such indemnifying party will not relieve it from any liability that it may have to any indemnified party under the foregoing provision of this Section 7 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, disbursements and other charges of such counsel will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party,
(2) the indemnified party has reasonably concluded (based on the advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party (3) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel reasonably satisfactory to the indemnified party to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. Subject to the requirements of Investment Company Act Release No. 11330, all such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time for all such indemnified party or parties. An indemnifying party will not be liable for any settlement of any action or claim effected without its written consent (which consent will not be unreasonably withheld). No indemnifying party shall, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated by this Section 7 (whether or not any indemnified party is a party thereto), unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising or that may arise out of such claim, action or proceeding.

                           (d) In order to provide for just and equitable
contribution in circumstances in which the indemnification provided for in this
Section 7 is applicable but for any reason is held to be unavailable from the Trust, the Investment Adviser or the Underwriters, the Trust, the Investment Adviser and the Underwriters will contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Trust and the Investment Adviser from persons other than the Underwriter, such as persons who control the Trust or the Investment Adviser within the meaning of the Securities Act or the Exchange Act, officers of the Trust who signed the Registration Statement and directors of the Trust, who may also be liable for contribution) to which the Trust, the Investment Adviser and the Underwriters may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Trust and the Investment Adviser on the one hand and the Underwriters on the other. The relative benefits received by the Trust and the Investment Adviser (treated jointly for this purpose as one person) on the one hand and the Underwriters on the other hand shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Trust bear to the total fees and commissions received by the Underwriters. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only such relative benefits referred to in the foregoing sentence but also the relative fault of the Trust and the Investment Adviser (treated jointly for this purpose as one person) on the one hand and the Underwriters on the other hand in connection with respect to the statements or omissions or alleged statements or omissions that resulted in the losses, claims, liabilities, expenses or damages (including any investigative, legal or other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), as well as any other relevant equitable considerations appropriate in the circumstances. Such relative fault of the parties shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Trust, the Investment Adviser or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission and any other equitable considerations appropriate in the circumstances. The Trust, the Investment Adviser and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 7(d) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense or damage, or action in respect thereof, referred to above in this
Section 7(d) shall be deemed to include, for purposes of this Section 7(d) any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding any other provisions of this Section 7(d), the Underwriters shall not be required to contribute any amount in excess of the fees and commissions received by them and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7(d), any person who controls a party to this Underwriting Agreement within the meaning of the Securities Act will have the same rights to contribution as that party, and each trustee of the Trust and each officer of the Trust who signed the Registration Statement will have the same rights to contribution as the Trust, subject in each case to the provisions hereof. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this
Section 7(d), notify such party or parties from whom contribution may be sought, but the omission so to notify will not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 7(d). No party will be liable for contribution with respect to any action or claim settled without its written consent (which consent shall not be unreasonably withheld). The Underwriters' obligations to contribute pursuant to this Section 7 are several in proportion to the respective number of APS set forth opposite their names in Schedule 1 (or such number of APS as determined pursuant to Section 9 hereof) and not joint.

                           (e) Notwithstanding any other provisions in this
Section 7, no party shall be entitled to indemnification or contribution under this Underwriting Agreement against any loss, claim, liability, expense or damage arising by reason of such person's willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of such person's reckless disregard of such person's obligations and duties hereunder.

                           (f) The Trust and the Investment Adviser acknowledge
that the statements with respect to (1) the public offering of the APS as set forth on the cover page of and (2) the statements relating to selling concessions and reallowances of selling concessions under the caption "Underwriting" in the Prospectus constitute the only information furnished in writing to the Trust by the Underwriters expressly for use in such document. The Underwriters severally confirm that these statements are correct in all material respects and were so furnished by or on behalf of the Underwriters severally for use in the Prospectus.

                  8. Termination. This Underwriting Agreement may be terminated by the Managing Representative by notifying the Trust at any time:

                           (a) before the later of the effectiveness of the
Registration Statement and the time when any of the APS are first generally offered pursuant to this Underwriting Agreement by the Managing Representative to dealers by letter or telegram;

                           (b) at or before the APS Closing Date if, in the sole
judgment of the Managing Representative, payment for and delivery of any APS is rendered impracticable or inadvisable because (1) trading in the APS or the Common Shares of the Trust is suspended by the Commission or trading in the Common Shares is suspended by the principal exchange that lists the Common Shares, (2) trading in securities generally on the New York Stock Exchange or the Nasdaq Stock Market shall have been suspended or limited or minimum or maximum prices shall have been generally established on such exchange or over-the-counter market, or, (3) additional material governmental restrictions, not in force on the date of this Underwriting Agreement, have been imposed upon trading in securities or trading has been suspended on any U.S. securities exchange, (4) a general banking moratorium has been established by U.S. federal or New York authorities or (5) any material adverse change in the financial or securities markets in the United States or in political, financial or economic conditions in the United States or any outbreak or material escalation of hostilities or declaration by the United States of a national emergency or war or other calamity or crisis shall have occurred the effect of any of which is such as to make it, in the sole judgement of the Managing Representative, impracticable or inadvisable to market the APS on the terms and in the manner contemplated by the Prospectus; or

                           (c) at or before the APS Closing Date, if any of the
conditions specified in Section 6 have not been fulfilled when and as required by this Underwriting Agreement.

                  9. Substitution of Underwriters. If one or more of the Underwriters fails (other than for a reason sufficient to justify the termination of this Underwriting Agreement) to purchase on the APS Closing Date the APS agreed to be purchased on such date by such Underwriter or Underwriters, the Managing Representative may find one or more substitute underwriters to purchase such APS or make such other arrangements as the Managing Representative deems advisable, or one or more of the remaining Underwriters may agree to purchase such APS in such proportions as may be approved by the Managing Representative, in each case upon the terms set forth in this

Underwriting Agreement. If no such arrangements have been made within 36 hours after such date, and

                           (a) the number of APS to be purchased by the
defaulting Underwriters on such date does not exceed 10% of the APS that the Underwriters are obligated to purchase on the APS Closing Date, each of the nondefaulting Underwriters will be obligated to purchase such APS on the terms set forth in this Underwriting Agreement in proportion to their respective obligations under this Underwriting Agreement, or

                           (b) the number of APS to be purchased by the
defaulting Underwriters on the APS Closing Date exceeds 10% of the APS to be purchased by all the Underwriters on the APS Closing Date, the Trust will be entitled to an additional period of 24 hours within which to find one or more substitute underwriters reasonably satisfactory to the Managing Representative to purchase such APS on the terms set forth in this Underwriting Agreement.

                  In any such case, either the Managing Representative or the Trust will have the right to postpone the APS Closing Date for not more than five business days in order that necessary changes and arrangements (including any necessary amendments or supplements to the Registration Statement or the Prospectus) may be effected by the Managing Representative and the Trust. If the number of APS to be purchased on the APS Closing Date by such defaulting Underwriter or Underwriters exceeds 10% of the APS that the Underwriters are obligated to purchase on such date, and none of the nondefaulting Underwriters or the Trust makes arrangements pursuant to this Section within the period stated for the purchase of the APS that the defaulting Underwriters agreed to purchase, this Underwriting Agreement will terminate without liability on the part of any nondefaulting Underwriter, the Trust or the Investment Adviser, except as provided in Sections 5(g) and 7 hereof. This Section 9 will not affect the liability of any defaulting Underwriter to the Trust or the nondefaulting Underwriters arising out of such default. A substitute underwriter will become an Underwriter for all purposes of this Underwriting Agreement.

                  10.  Miscellaneous.

                           (a) The reimbursement, indemnification and
contribution agreements in Sections 5(g) and 7 hereof and the representations of the Trust, the Investment Adviser and the Underwriters in this Underwriting Agreement will remain in full force and effect regardless of any termination of this Underwriting Agreement. The reimbursement, indemnification and contribution agreements in Sections 5(g) and 7 hereof and the representations and agreements of the Trust, the Investment Adviser and the Underwriters in this Underwriting Agreement shall survive the APS Closing Date and shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, the Trust, the Investment Adviser or any controlling person and delivery of and payment for the APS.

                           (b) This Underwriting Agreement is for the benefit of
the Underwriters, the Trust, the Investment Adviser and their successors and assigns, and, to the extent expressed in this Underwriting Agreement, for the benefit of persons controlling any of the Underwriters, the Trust, the Investment Adviser and directors and officers of the Trust and the Investment Adviser, and their respective successors and assigns, and no other person, partnership, association or corporation will acquire or have any right under or by virtue of this Underwriting Agreement. The term "successors and assigns" does not include any purchaser of the APS from any Underwriter merely because of such purchase.

                           (c) All notices and communications under this
Underwriting Agreement will be in writing, effective only on receipt and mailed or delivered, by messenger, facsimile transmission or otherwise, to the Underwriters in care of PaineWebber Incorporated, Attn: Financial Institutions Group, 1285 Avenue of the Americas, New York, New York 10019, to the Trust or the Investment Adviser at 24 Federal Street, Boston, MA 02110, Attn: Chief Legal Officer.

                           (d) This Underwriting Agreement may be signed in
multiple counterparts that taken as a whole constitute one agreement.

                           (e) This Underwriting Agreement will be governed by
and construed in accordance with the laws of the State of New York without reference to choice of law principles thereof.

                           (f) A copy of the Agreement and Declaration of Trust
of each of the Trust and the Investment Adviser is on file with the Secretary of State of The

Commonwealth of Massachusetts, and notice hereby is given that this Underwriting Agreement is executed on behalf of the respective Trustees of the Trust and the Investment Adviser as Trustees and not individually and that the obligations or arising out of this Underwriting Agreement are not binding upon any of the Trustees or beneficiaries individually but are binding only upon the respective assets and properties of the Trust and the Investment Adviser.

                           Please confirm that the foregoing correctly sets
forth the agreement between us.

                                        Very truly yours,

                                        Eaton Vance New Jersey Municipal Income
                                          Trust

                                        By:_____________________________________
                                          Name:
                                          Title:

                                        Eaton Vance Management

                                        By:_____________________________________
                                          Name:
                                          Title:

Confirmed:
PaineWebber Incorporated
Prudential Securities Incorporated
Salomon Smith Barney Inc.
A.G. Edwards & Sons, Inc.
c/o PaineWebber Incorporated
1285 Avenue of the Americas
New York, New York 10019


By:  PaineWebber Incorporated

By:_____________________________________
  Name:
  Title:

Acting on behalf of itself
and the Underwriters
named in Schedule 1

                                   SCHEDULE 1

NAME                                               NUMBER OF APS TO BE PURCHASED

PaineWebber Incorporated
Prudential Securities Incorporated
Salomon Smith Barney Inc.
A.G. Edwards & Sons, Inc.

                                                                         ANNEX A


                               FORM OF OPINION OF
                 KIRKPATRICK & LOCKHART LLP REGARDING THE TRUST

                  1. The Registration Statement and all post-effective amendments, if any, are effective under the Securities Act and no stop order with respect thereto has been issued and no proceeding for that purpose has been instituted or, to the best of our knowledge, is threatened by the Commission. Any filing of the Prospectus or any supplements thereto required under Rule 497 of the Securities Act Rules prior to the date hereof have been made in the manner and within the time required by such rule.

                  2. The Trust has been duly formed and is validly existing as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts, with full power and authority to conduct all the activities conducted by it, to own or lease all assets owned (or to be owned) or leased (or to be leased) by it and to conduct its business as described in the Registration Statement and Prospectus, and the Trust is duly licensed and qualified to do business and in good standing in each jurisdiction in which its ownership or leasing of property or its conducting of business requires such qualification, and the Trust owns, possesses or has obtained and currently maintains all governmental licenses, permits, consents, orders, approvals and other authorizations, whether foreign or domestic, necessary to carry on its business as contemplated in the Prospectus. The Trust has no subsidiaries.

                  3. The capitalization of the Trust is as set forth in the Registration Statement and the Prospectus. The Common Shares and the APS conform in all respects to the description of them in the Prospectus. All the outstanding Common Shares have been duly authorized and are validly issued, fully paid and nonassessable. The APS to be issued and delivered to and paid for by the Underwriters in accordance with the Underwriting Agreement against payment therefor as provided by the Underwriting Agreement have been duly authorized and when issued and delivered to the Underwriters will have been validly issued and will be fully paid and nonassessable (except as described in the Registration Statement). No person is entitled to any preemptive or other similar rights in connection with the issuance of the APS.

                  4. The Trust is duly registered with the Commission under the Investment Company Act as a non-diversified, closed-end management investment company and all action under the Securities Act, the Investment Company Act, the Securities Act Rules and the Investment Company Act Rules, as the case may be, necessary to make the public offering and consummate the sale of the APS as provided in the Underwriting Agreement has or will have been taken by the Trust.

                  5. The Trust has full power and authority to enter into each of the Underwriting Agreement, the Investment Advisory Agreement, the Custody Agreement and the Transfer Agency Agreement, the Auction Agency Agreement and the DTC Agreement (collectively, the "Trust Agreements") and to perform all of the terms and provisions thereof to be carried out by it and (A) each Trust Agreement has been duly and validly authorized, executed and delivered by the Trust, (B) each Trust Agreement complies in all material respects with all applicable provisions of the Investment Company Act, the Advisers Act, the Investment Company Act Rules and the Advisers Act Rules, as the case may be, and
(C) assuming due authorization, execution and delivery by the other parties thereto, each Trust Agreement constitutes the legal, valid and binding obligation of the Trust enforceable in accordance with its terms, (1) subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law) and (2) as rights to indemnity thereunder may be limited by federal or state securities laws.

                  6. None of (A) the execution and delivery by the Trust of the Trust Agreements, (B) the issue and sale by the Trust of the APS as contemplated by the Underwriting Agreement and (C) the performance by the Trust of its obligations under the Trust Agreements or consummation by the Trust of the other transactions contemplated by the Trust Agreements conflicts with or will conflict with, or results or will result in a breach of, the Declaration of Trust or the Amended Bylaws of the Trust or any agreement or instrument to which the Trust is a party or by which the Trust is bound, or any law, rule or regulation, or order of any court, governmental instrumentality, securities exchange or association or arbitrator, whether foreign or domestic, applicable to the Trust, except that we express no opinion as to the securities or "blue sky" laws applicable in connection with the purchase and distribution of the APS by the Underwriters pursuant to the Underwriting Agreement.

                  7. The Trust is not currently in breach of, or in default under, any written agreement or instrument to which it is a party or by which it or its property is bound or affected.

                  8. No consent, approval, authorization or order of any court or governmental agency or body or securities exchange or association, whether foreign or domestic, is required by the Trust for the consummation by the Trust of the transactions to be performed by the Trust or the performance by the Trust of all the terms and provisions to be performed by or on behalf of it in each case as contemplated in the Trust Agreements, except such as (A) have been obtained under the Securities Act, the Investment Company Act, the Advisers Act, the Securities Act Rules, the Investment Company Act Rules and the Advisers Act Rules and (B) may be required by the New York Stock Exchange or under state securities or "blue sky" laws in connection with the purchase and distribution of the APS by the Underwriters pursuant to the Underwriting Agreement.

                  9. There is no action, suit or proceeding before or by any court, commission, regulatory body, administrative agency or other governmental agency or body, foreign or domestic, now pending or, to our knowledge, threatened against or affecting the Trust, which is required to be disclosed in the Prospectus that is not disclosed in the Prospectus, and there are no contracts, franchises or other documents that are of a character required to be described in, or that are required to be filed as exhibits to, the Registration Statement that have not been described or filed as required.

                  10. The Common Shares are listed on the New York Stock
Exchange.

                  11. The Trust does not require any tax or other rulings to enable it to qualify as a regulated investment company under Subchapter M of the Code.

                  12. Each of the sections in the Prospectus entitled "Taxes" and the section in the Statement of Additional Information entitled "Taxes" is a fair summary of the principal United States federal income tax rules currently in effect applicable to the Trust and to the purchase, ownership and disposition of the APS.

                  13. The Registration Statement (except the financial statements and schedules and other financial data included therein as to which we express no view), at the time it became effective, and the Prospectus (except as aforesaid), as of the date thereof, complied as to form in all material respects to the requirements of the Securities Act, the Investment Company Act and the rules and regulations of the Commission thereunder.

                  In rendering our opinion, we have relied, as to factual matters, upon the attached written certificates and statements of officers of the Trust.

                  In connection with the registration of the APS, we have advised the Trust as to the requirements of the Securities Act, the Investment Company Act and the applicable rules and regulations of the Commission thereunder and have rendered other legal advice and assistance to the Trust in the course of its preparation of the Registration Statement and the Prospectus. Rendering such assistance involved, among other things, discussions and inquiries concerning various legal and related subjects and reviews of certain corporate records, documents and proceedings. We also participated in conferences with representatives of the Trust and its accountants at which the contents of the Registration Statement and Prospectus and related matters were discussed. With your permission, we have not undertaken, except as otherwise indicated herein, to determine independently, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements in the Registration Statement or Prospectus. On the basis of the information which was developed in the course of the performance of the services referred to above, no information has come to our attention that would lead us to believe that the Registration Statement, at the time it became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or that any amendment or supplement to the Prospectus, as of its respective date, and as of the date hereof, contained any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements in the Prospectus, in the light of the circumstances under which they were made, not misleading (except the financial statements, schedules and other financial data included therein, as to which we express no view).

                                                                         ANNEX B


                       FORM OF OPINION OF INTERNAL COUNSEL
                        REGARDING EATON VANCE MANAGEMENT


                  1. Eaton Vance has been duly formed and is validly existing as a Massachusetts business trust under the laws of its jurisdiction of incorporation with full power and authority to conduct all of the activities conducted by it, to own or lease all of the assets owned or leased by it and to conduct its business as described in the Registration Statement and Prospectus, and Eaton Vance is duly licensed and qualified and in good standing in each other jurisdiction in which it is required to be so qualified and Eaton Vance owns, possesses or has obtained and currently maintains all governmental licenses, permits, consents, orders, approvals and other authorizations, whether foreign or domestic, necessary for Eaton Vance to carry on its business as contemplated in the Registration Statement and the Prospectus.

                  2. Eaton Vance is duly registered as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act, the Investment Company Act, the Advisers Act Rules or the Investment Company Act Rules from acting as investment adviser for the Trust as contemplated by the Investment Advisory Agreement, the Registration Statement and the Prospectus.

                  3. Eaton Vance has full power and authority to enter into each of the Underwriting Agreement, the Investment Advisory Agreement, the Administration Agreement and the Shareholder Servicing Agreement (collectively, the "Eaton Vance Agreements") and to carry out all the terms and provisions thereof to be carried out by it, and each such agreement has been duly and validly authorized, executed and delivered by Eaton Vance; each Eaton Vance Agreement complies in all material respects with all provisions of the Investment Company Act, the Advisers Act, the Investment Company Act Rules and the Advisers Act Rules; and assuming due authorization, execution and delivery by the other parties thereto, each Eaton Vance Agreement constitutes a legal, valid and binding obligation of Eaton Vance, enforceable in accordance with its terms, (1) subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law) and (2) as rights to indemnity thereunder may be limited by federal or state securities laws.

                  4. Neither (A) the execution and delivery by Eaton Vance of any Eaton Vance Agreement nor (B) the consummation by Eaton Vance of the transactions contemplated by, or the performance of its obligations under any Eaton Vance Agreement conflicts or will conflict with, or results or will result in a breach of, the Agreement and

Declaration of Trust or Bylaws of Eaton Vance or any agreement or instrument to which Eaton Vance is a party or by which Eaton Vance is bound, or any law, rule or regulation, or order of any court, governmental instrumentality, securities exchange or association or arbitrator, whether foreign or domestic, applicable to Eaton Vance.

                  5. No consent, approval, authorization or order of any court, governmental agency or body or securities exchange or association, whether foreign or domestic, is required for the consummation of the transactions contemplated in, or the performance by Eaton Vance of its obligations under, any Eaton Vance Agreement, except such as have been obtained under the Investment Company Act, the Advisers Act, the Securities Act, the Investment Company Act Rules, the Advisers Act Rules and the Securities Act Rules.

                  6. The description of Eaton Vance and its business, and the statements attributable to Eaton Vance, in the Registration Statement and the Prospectus complies with the requirements of the Securities Act, the Investment Company Act, the Securities Act Rules and the Investment Company Act Rules and do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading.

                  7. There is no action, suit or proceeding before or by any court, commission, regulatory body, administrative agency or other governmental agency or body, foreign or domestic, now pending or, to our knowledge, threatened against or affecting Eaton Vance of a nature required to be disclosed in the Registration Statement or Prospectus or that might reasonably result in any material adverse change in the condition, financial or otherwise, business affairs or business prospects of Eaton Vance or the ability of Eaton Vance to fulfill its respective obligations under any Eaton Vance Agreement.

                  8. The Registration Statement (except the financial statements and schedules and other financial data included therein as to which we express no view), at the time it became effective, and the Prospectus (except as aforesaid), as of the date thereof, appeared on their face to be appropriately responsive in all material respects to the requirements of the Securities Act, the Investment Company Act and the rules and regulations of the Commission thereunder.

                  In rendering my opinion, I have relied, as to factual matters, upon the attached written certificates and statements of officers of Eaton Vance.

                  In connection with the registration of the APS, I have advised Eaton Vance as to the requirements of the Securities Act, the Investment Company Act and the applicable rules and regulations of the Commission thereunder and have rendered other legal advice and assistance to Eaton Vance in the course of the preparation of the

Registration Statement and the Prospectus. Rendering such assistance involved, among other things, discussions and inquiries concerning various legal and related subjects and reviews of certain corporate records, documents and proceedings. I also participated in conferences with representatives of the Trust and its accountants and Eaton Vance at which the contents of the Registration Statement and Prospectus and related matters were discussed. With your permission, I have not undertaken, except as otherwise indicated herein, to determine independently, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements in the Registration Statement or Prospectus. On the basis of the information which was developed in the course of the performance of the services referred to above, no information has come to my attention that would lead me to believe that the Registration Statement, at the time it became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or that any amendment or supplement to the Prospectus, as of its respective date, and as of the date hereof, contained any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements in the Prospectus, in the light of the circumstances under which they were made, not misleading (except the financial statements, schedules and other financial data included therein, as to which I express no view).

                                                                         ANNEX C

                 FORM OF OPINION OF WILENTZ, GOLDMAN & SPITZER

                  1. The statements contained in the Prospectus under the heading "TAXES - State Taxes - New Jersey Taxes" and in Appendix E to the Statement of Additional Information under the heading "STATE AND U.S. TERRITORY INFORMATION - New Jersey," to the extent that such statements constitute matters of law or legal conclusions, provide a fair summary of such law or conclusions. Such statements are based on current New Jersey tax laws and our understanding of the Trust's proposed operations, as disclosed in the Prospectus.

                  2. Although we do not pass upon or assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, and have not made any independent check or verification thereof, no facts have come to our attention which would lead us to believe that the material contained in the Prospectus under the heading "TAXES - State Taxes - New Jersey Taxes" and in Appendix E to the Statement of Additional Information under the heading "STATE AND U.S. TERRITORY INFORMATION - New Jersey," at the time the Registration Statement became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or that any amendment or supplement to the Prospectus, as of its respective date, and as of the date hereof, contained any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements in the Prospectus, in the light of the circumstances under which they were made, not misleading.

         In rendering the foregoing opinions, we have relied as to matters of fact, to the extent we deem proper, on certificates of responsible officers of the Trust and of the Investment Adviser, and of public officials.

                                                                         ANNEX D


                           FORM OF ACCOUNTANT'S LETTER


                                                                 March    , 1999

The Board of Trustees of
Eaton Vance New Jersey Municipal Income Trust
24 Federal Street
Boston, Massachusetts  02110

PaineWebber Incorporated
1285 Avenue of the Americas
New York, New York  10019
as Managing Representative of the Underwriters

Ladies and Gentlemen:

                  We have audited the statement of assets and liabilities of Eaton Vance New Jersey Municipal Income Trust (the "Trust") as of February 19, 1999 included in the Registration Statement on Form N-2 filed by the Trust under the Securities Act of 1933 (the "Act") (File No. 333- 72039) and under the Investment Company Act of 1940 (the "1940 Act") (File No. 811-09155); such statement and our report with respect to such statement are included in the Registration Statement.

In connection with the Registration Statement:

                  1. We are independent public accountants with respect to the Trust within the meaning of the Act and the applicable rules and regulations thereunder.

                  2. In our opinion, the statement of assets and liabilities included in the Registration Statement and audited by us complies as to form in all respects with the applicable accounting requirements of the Act, the 1940 Act and the respective rules and regulations thereunder.

                  3. We have not audited any financial statements of the Trust as of any date or for any period subsequent to January 21, 1999, although have conducted an audit of the statement of assets and liabilities as of January 21, 1999. Therefore, we are unable to and do no express out opinion on the unaudited statement of assets and liabilities as of February 19, 1999, and the unaudited statements of operations, changes in net assets and the unaudited condensed financial information for the period from January 21, 1999 to February 19, 1999 or on any other financial statements or condensed financial information for any period subsequent to January 21, 1999.

                  4. For purposes of this letter we have read the minutes of all meetings of the shareholders, the Board of Trustees and all Committees of the Board of Trustees of the Trust as set forth in the minute books at the offices of the Trust, officials of the Trust having advised us that the minutes of all such meetings through March ___, 1999, were set forth therein. We
                  have carried out other procedures to March   , 1999 as
                  follows:

                           (a) With respect to the period from January 21, 1999
to February 19, 1999, we have:

                                    (i) Read the unaudited statement of assets
         and liabilities as of February 19, 1999, and the unaudited statements of operations, changes in net assets and the unaudited condensed financial information for the period from January 21, 1999 to February 19, 1999; and

                                    (ii) Made inquiries of certain officials of
         the Trust who have responsibility for financial and accounting matters regarding (1) whether the unaudited financial statements and unaudited financial information referred to in 4(a)(i) comply in form in all material respects with the applicable accounting requirements of the Act and the 1940 Act and the related published rules and regulations and (2) whether those unaudited financial statements and unaudited condensed financial information are in conformity with generally accepted accounting principles.

The foregoing procedures do not constitute an audit made in accordance with generally accepted auditing standards. Also, they would not necessarily reveal matters of significance with respect to the comments in the following paragraph. Accordingly, we make no representations as to the sufficiency of the foregoing procedures for your purposes.

                  5. Nothing came to our attention as a result of the foregoing procedures, however, that caused us to believe that (1) the unaudited financial statements and unaudited condensed financial information described in 4(a)(i) do not comply in form in all material respects with the applicable accounting requirements of the Act and the 1940 Act and the related published rules and regulations and (2) the unaudited financial statements and unaudited condensed financial information are not in conformity with generally accepted accounting principles

                  6. Trust officials have advised us that no financial statements as of any date subsequent to February 19, 1999, are available. We have made inquiries of certain officials of the Trust who have responsibility for financial and accounting matters regarding whether there was any change at March ___, 1999, in the capital shares or net assets of the Trust as compared with amounts shown in the February 19, 1999 statement of assets and liabilities included in the Registration Statement, except for changes that the Registration Statement discloses have occurred or may occur. On the basis of our inquiries and our reading of the minutes as described in Paragraph 3, nothing came to our attention that caused us to believe that there were any such changes.

                  7. For the purposes of this letter, we have also read the following and performed the procedures referenced below, set forth in the Registration Statement under the headings indicated:

                           (a) Cover Page. We have verified the mathematical
accuracy of the dollar amounts listed with respect to the Trust under the headings "Sales load" and "Proceeds to Trust."

                           (b) "Prospectus Summary - Asset Maintenance." We have
verified the accuracy of the approximate percentage of the Trust's capital attributable to the preferred shares of beneficial interest, par value $0.01 per share, of the Trust (the "APS").

                           (c) "The Trust." We have verified the accuracy of the
dollar amount of the proceeds of the initial public offering of the Trust's common shares of beneficial interest, par value $0.01 per share (the "Common Shares") after the payment of organizational and offering expenses and the number of additional Common Shares that the underwriters were given an option to purchase to cover over-allotments.

                           (d) "Use of Proceeds." We have verified the accuracy
of the net proceeds of the offering of the APS of the Trust after payment of offering expenses and the sales load.

                           (e) "Capitalization." We have verified accuracy of
unaudited capitalization of the Trust as of February 19, 1999 (as if the over-allotment Common Shares of the Trust were issued on such date) and as adjusted to give effect to the issuance of the APS is asset forth under such heading.

                           (f) "Portfolio Composition." We have verified that
the number of issues, market value and percentage of total market value, by rating category, which were invested in long-term and intermediate-term municipal obligations by the Trust as of February 19, 1999, was as set forth under such heading.

                           (g) "Description of the APS - Dividends -
Restrictions on Dividends and Other Payments." We have verified the accuracy of the approximate asset coverage percentage set forth on the first paragraph under such heading.

                           (h) "Description of the APS - Asset Maintenance -
1940 Act Asset Coverage." We have confirmed the accuracy of the dollar amounts and percentages set forth with respect to the Trust in the table under such heading.

                           (i) "Description of Capital Structure." We have
verified the accuracy of the numbers of authorized Common Shares and Auction Preferred Shares and the numbers of outstanding Common Shares and Auction Preferred Shares outstanding (exclusive of shares held by the Trust for its own account).

                           (j) "Description of Capital Structure." We have
verified the accuracy of the net asset value per share and the closing price per share for the Common Shares of the Trust as of February 19, 1999.

                           (k) "Statement of Additional Information - Appendix
B: Tax Equivalent Yield Tables." Based on the percentages set forth in the tax equivalent yield table with respect to the Trust, we have verified the mathematical accuracy of the percentages under the columns labeled "is equivalent to a fully taxable yield of" set forth in such table.

                           This letter is solely for the information of the
addressees and to assist the underwriters in conducting and documenting their investigation of the affairs of the Trust in connection with the offering of the securities covered by the Registration Statement, and is not to be used, circulated, quoted or otherwise referred to within or without the underwriting group for any other purpose, including but not limited to the registration, purchase or sale of securities, nor is it to be filed with or referred to in whole or in part in the Registration Statement or any other document, except that reference may be made to it in the underwriting agreement or in any list of closing documents pertaining to the offering of the securities covered by the Registration Statement.

                                                  Very truly yours,

                                                  DELOITTE & TOUCHE LLP